Filed pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

Merlyn.AI Bull-Rider Bear-Fighter ETF (WIZ)

Merlyn.AI Tactical Growth and Income ETF (SNUG)

each a series of Alpha Architect ETF Trust

June 26, 2020

Supplement dated June 26, 2020

to the
Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”)
each dated October 15, 2019

Effective immediately, Mr. Tao Wang no longer serves as a portfolio manager of the Funds. References to Mr. Wang in each Fund’s Summary Prospectus, Prospectus and SAI is deleted and should be disregarded in its entirety. Effective immediately, Mr. Brandon Koepke, CFA, will serve as a portfolio manager for each Fund.

Mr. Koepke was previously the secondary trading and execution representative for the Funds since their inception. Mr. Koepke oversees all trading and execution for the Adviser, including algorithmic design and implementation. Mr. Koepke has a B.Sc in Computer Science and a B.Comm specializing in Finance from the University of Calgary.

Please retain this Supplement with your Summary Prospectuses, Prospectus, and SAI.